EXHIBIT 99.1

                        Ryder Vehicle Lease Trust 1999-A
                            Payment Date Certificate

         The undersigned, duly authorized representative of Ryder Truck Rental, Inc., as Administrative Agent under the Administration Agreement, among Ryder Truck Rental LT, Ryder Truck Rental I LP, Ryder Truck Rental II LP and Ryder Truck Rental, Inc., dated as of February 1, 1998, as supplemented by that certain Supplement 1999-A to Administration Agreement, dated as of October 1, 1999 (the "Administration Supplement"), certifies as follows pursuant to the Indenture, dated as of October 1, 1999 (the "Indenture"), between Ryder Vehicle Lease Trust 1999-A (the "Issuer") and U.S. Bank National Association, as trustee (the "Trustee"):

         1. Capitalized terms used in this Certificate have been defined in the Indenture;

         2. Ryder Truck Rental, Inc. is the Administrative Agent;

         3. The undersigned is an Officer of the Administrative Agent; and

         4. The following information is supplied pursuant to Sections 8.03 and 8.04(e) of the Indenture and Section 5.02 of the Amended and Restated Trust Agreement, dated as of October 1, 1999 (the "Trust Agreement") between Ryder Funding LP and Chase Manhattan Bank Delaware, as Owner
         Trustee:

(i)   SUBI Collections for the Collection Period                  $18,904,780.81

      Amounts allocable to the 99% 1999-A  SUBI Certificate       $18,715,733.00

      Amounts allocable to the 1% 1999-A  SUBI Certificate           $189,047.81

(ii)  Available Funds
      (i)   99% of SUBI Collections                               $18,715,733.00
      (ii)  Advances                                                 $124,889.46
      (iii) 99% of the Residual Value Surplus Draw Amount                  $0.00
      (iv)  The Optional Purchase Price                                    $0.00

(iii) Interest accrued on the Class A Notes during the Accrual Period
      Class A-1                                                            $0.00
            Dollar Amount per $1,000 of original principal balance         $0.00
      Class A-2                                                      $514,418.05
            Dollar Amount per $1,000 of original principal balance        $8.165
      Class A-3                                                      $901,800.00
            Dollar Amount per $1,000 of original principal balance       $16.700
      Class A-4                                                      $912,925.00
            Dollar Amount per $1,000 of original principal balance       $17.225
      Class A-5                                                    $1,513,342.50
            Dollar Amount per $1,000 of original principal balance       $17.825

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(iv)   Interest accrued on the Subordinated Notes
         during the Accrual Period                                   $250,697.33
       Dollar Amount per $1,000 of original principal
         balance of the Subordinated Notes                               $19.250

(v)    Interest on the Aggregate Certificate Balance of the
         Trust Certificates during the Accrual Period                $209,027.57
           Transferor Trust Certificate Amount                         $2,090.28
           Dollar Amount per $1,000 of original principal
             balance of the Transferor Trust Certificate                 $19.250
           Other Trust Certificates Amount                           $206,937.29
           Dollar Amount per $1,000 of original
             principal balance of the Other Trust Certificates           $19.250

(vi) Outstanding Amounts as of the day immediately preceding the Payment Date Class A Notes
           Class A-1                                                       $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
           Class A-2                                              $32,001,122.69
             Dollar Amount per $1,000 of original principal balance     $507.954
           Class A-3                                              $54,000,000.00
             Dollar Amount per $1,000 of original principal balance    $1,000.00
           Class A-4                                              $53,000,000.00
             Dollar Amount per $1,000 of original principal balance    $1,000.00
           Class A-5                                              $84,900,000.00
             Dollar Amount per $1,000 of original principal balance    $1,000.00
           Subordinated Notes                                     $13,023,238.00
             Dollar Amount per $1,000 of original principal balance    $1,000.00
           Aggregate Certificate Balance of the
             Trust Certificates                                   $10,858,575.00
             Dollar Amount per $1,000 of original principal balance    $1,000.00
(vii)  SUBI Collections
           Deposited into the Note Distribution Account            $3,842,485.55
           Class A-1                                                       $0.00
           Class A-2                                                 $514,418.05
           Class A-3                                                 $901,800.00
           Class A-4                                                 $912,925.00
           Class A-5                                               $1,513,342.50
           Deposited into the Certificate Distribution Account       $209,027.57

(viii) (A) Reserve Fund Balance as of the previous Payment Date    $9,970,408.92
           Reserve Fund Requirement (constant)                     $9,970,408.92
           Reserve Fund at the beginning of the Collection Period  $9,970,408.92
           Reserve Fund at the end of the Collection Period        $9,970,408.92
       (B) Reserve Fund Deposit Amount
           (Sub Note Interest/Principal & Bank Interest              $552,945.21
       (C) Reserve Fund Draw Amount                                        $0.00
       (D) Reserve Fund Balance after all withdrawals
           and deposits in respect of the Payment Date             $9,970,408.92
       (E) Change in the Reserve Fund Balance from
           the prior Payment Date                                          $0.00

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(ix)   Class A Notes Distribution Amount
         Class A-1                                                         $0.00
           Dollar Amount per $1,000 of original principal balance          $0.00
         Portion Allocable to Interest                                     $0.00
           Dollar Amount per $1,000 of original principal balance          $0.00
         Class A-2                                                $13,810,057.53
           Dollar Amount per $1,000 of original principal balance       $219.207
         Portion Allocable to Interest                               $514,418.05
           Dollar Amount per $1,000 of original principal balance         $8.165
         Class A-3                                                   $901,800.00
           Dollar Amount per $1,000 of original principal balance        $16.700
         Portion Allocable to Interest                               $901,800.00
           Dollar Amount per $1,000 of original principal balance        $16.700
         Class A-4                                                   $912,925.00
           Dollar Amount per $1,000 of original principal balance        $17.225
         Portion Allocable to Interest                               $912,925.00
           Dollar Amount per $1,000 of original principal balance        $17.225
         Class A-5                                                 $1,513,342.50
           Dollar Amount per $1,000 of original principal balance        $17.825
         Portion Allocable to Interest                             $1,513,342.50
           Dollar Amount per $1,000 of original principal balance        $17.825
       Certificate Distribution Amount                               $209,027.57
           Dollar Amount per $1,000 of original principal balance        $19.250
           Portion Allocable to Interest                             $209,027.57
           Dollar Amount per $1,000 of original principal balance        $19.250

(x)    Quarterly Principal Distributable Amount
         Class A Notes
           Class A-1                                                       $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
           Class A-2                                              $13,295,639.48
             Dollar Amount per $1,000 of original principal balance     $211.042
           Class A-3                                                       $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
           Class A-4                                                       $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
           Class A-5                                                       $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
           Subordinated Notes                                              $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
           Trust Certificates                                              $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00



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       Optimal Principal Distributable Amount
         Class A Notes                                                     $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
           Class A-2                                              $13,295,639.48
             Dollar Amount per $1,000 of original principal balance     $211.042
           Class A-3                                                       $0.00
                Dollar Amount per $1,000 of original principal balance     $0.00
           Class A-4                                                       $0.00
                Dollar Amount per $1,000 of original principal balance     $0.00
           Class A-5                                                       $0.00
                Dollar Amount per $1,000 of original principal balance     $0.00
         Subordinated Notes                                                $0.00
                Dollar Amount per $1,000 of original principal balance     $0.00
         Trust Certificates                                                $0.00
                Dollar Amount per $1,000 of original principal balance $0.00 Principal Shortfall Amount
         Class A Notes
           Class A-1                                                       $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
           Class A-2                                                       $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
           Class A-3                                                       $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
           Class A-4                                                       $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
           Class A-5                                                       $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
         Subordinated Notes                                                $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00
         Trust Certificates                                                $0.00
             Dollar Amount per $1,000 of original principal balance        $0.00

(xi)   Class A-1 Note Factor                                                0.00
       Class A-2 Note Factor                                           0.2969124
       Class A-3 Note Factor                                           1.0000000
       Class A-4 Note Factor                                           1.0000000
       Class A-5 Note Factor                                           1.0000000
       Subordinated Note Factor                                        1.0000000
       Certificate Factor (does not include Transferor
         Trust Certificate)                                            1.0000000

(xii)  Residual Value Losses for the immediately preceding
         Collection Period                                            $10,505.44
       Residual Value Surplus for the immediately preceding
         Collection Period                                                 $0.00
       Amount on Deposit in the Residual Value Surplus Account             $0.00
       Residual Value Surplus Draw Amount included in Available Funds      $0.00
       Residual Value Surplus Draw Amount                                  $0.00

(xiii) Special Event Purchases during the Collection Period                $0.00
       Aggregate Securitization Value (as of Cutoff Date or
         during the related Calendar Year, as applicable)
         of Special Event Purchases made year-to-date                      $0.00

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(xiv)   Sales Proceeds Advances included in Available Funds          $133,246.12
        Financial Component Advances included in Available Funds     ($2,860.21)

(xv)    Payment Date Advance Reimbursement for the Accrual Period
          For Credit Losses                                            $5,496.45
          For Sales Proceeds Advances Outstanding for 9 or more months     $0.00

(xvi)   Amounts released to the Transferor
          As Subordinated Noteholder                                 $266,615.15
          As Holder of the Transferor Trust Certificate              $921,050.19

(xvii)  Administration Fee for the Collection Period                 $608,052.41
        Any unpaid fees in respect of one or more prior
          Collection Periods                                               $0.00

(xviii) Retained SUBI Certificate Distribution Amount                $182,905.86
        Retained SUBI Certificate Amount                             $189,047.81
        Retained Administration Fee for the Collection Period          $6,141.94

(xix)   Net Investment Earnings on the SUBI Collection Account
          and the Residual Value Surplus Account                     $165,556.91

(xx)    Net Investment Earnings on the Reserve Fund                  $136,690.97

(xxi)   Amount distributable to the Transferor from the
          Residual Value Surplus Account                                   $0.00

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on: April 9, 2001

     Ryder Truck Rental as Administrative Agent

          by
            ---------------------------------------------------
            W. Daniel Susik
            Vice President & Treasurer
            Ryder Truck Rental, Inc.
            (Authorized Officer of the Administrative Agent)

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